===============================================================================


                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                       The Korean Investment Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

[LOGO OF ALLIANCE CAPITAL]                     The Korean Investment Fund, Inc.

-------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              September 15, 2000

To the Stockholders of The Korean Investment Fund, Inc.:

  Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of The Korean Investment Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York, on Friday, September 15, 2000 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated July 17, 2000:

  1. To elect three Directors of the Fund, each to hold office for a term of three years and until his successor is duly elected and qualifies;

  2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending April 30, 2001; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on July 7, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

New York, New York
July 17, 2000

-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

  Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Fund any additional expense of further proxy solicitation and in order for the Meeting to be held as scheduled.

-------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                       THE KOREAN INVESTMENT FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                              September 15, 2000

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Korean Investment Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Friday, September 15, 2000 at 11:00 a.m. The solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to stockholders on or about July 17, 2000.

  The Board of Directors has fixed the close of business on July 7, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 7,448,904 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of three Directors (Proposal One) and for the ratification of PricewaterhouseCoopers LLP as the Fund's independent accountants for its fiscal year ending April 30, 2001 (Proposal Two). Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The shares represented by such a proxy, with respect to matters to be determined by a plurality or majority of the votes cast on such matters (i.e., Proposals One and Two), will be considered present for purposes of determining the existence of a quorum for the transaction of business. Those shares not being cast will have no effect, however, on the outcome of such matters. If any proposals, other than Proposals One and Two, properly come before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies.

  A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is represented at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on any proposal described in this Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all of the proposals in the Proxy Statement, and a stockholder vote may be taken on any one or more of the proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on a proposal will be voted against adjournment as to that proposal.

  The Fund has engaged Shareholder Communications Corporation ("SCC"), 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. SCC will receive a fee of $3,500 for its services plus reimbursement of out-of-pocket expenses.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, three Directors will each be elected, each to serve a term of three years and until his successor is duly elected and qualifies. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named as proxies in the accompanying proxy to nominate and vote in favor of the election of each nominee referred to below.

  Pursuant to the Charter and the Bylaws of the Fund, the Board of Directors has been divided into three classes. The terms of the members of Class Two will expire as of the Meeting, the terms of the members of Class One will expire as of the annual meeting of stockholders for the year 2002 and the terms of the members of Class Three will expire as of the annual meeting of stockholders for the year 2001. Upon expiration of the terms of office of the members of a class as set forth above, the terms of their successors in that class will continue until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify. Messrs. David H. Dievler and William H. Foulk, Jr. and the Hon. James D. Hodgson are currently the members constituting Class One; Messrs. John D. Carifa, Andrew B. Kim and Hugh-Gil Yum are currently the members constituting Class Two; and Dr. James M. Hester and Mr. Kimyong Nam are currently the members constituting Class Three.

  Under this classified Board structure, only those Directors in a single class may be replaced in any one year. It would require two years to replace a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if they are not then standing for reelection and, under regulations of the U.S. Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Fund's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of management.

  At the Meeting, John D. Carifa and Hugh-Gil Yum who were both previously elected as Directors by stockholder election are standing for re-election. Mr. Andrew B. Kim was first elected as a Director by the Board of Directors on May 16, 2000 to fill a vacancy on the Board of Directors. At the Meeting, each of the three nominees is to be elected to serve for a term of three years and until their successors are duly elected and qualify. Each of the three nominees has consented to serve as a Director. The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of that nominee will be voted for a substitute nominee as the Board of Directors may recommend.

  Although the Fund is a Maryland Corporation, certain of its Directors and officers are residents of the Republic of Korea ("Korea"), and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Korea of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. There is no extradition treaty currently in effect between the United States and Korea. It is unclear if any future extradition treaty in effect between the United States and Korea would subject such Directors and officers to effective enforcement of the criminal penalties of the federal securities laws.

  Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below. Messrs. Carifa, Dievler and Foulk and Dr. Hester are each a director or trustee of other investment companies sponsored by Alliance Capital Management L.P., the Fund's investment adviser and administrator ("Alliance").

                                                               Number of shares
                                                                 of the Fund
                                                                 beneficially
   Name, age, positions and offices                 Year term   owned directly
       with the Fund, principal         Year first    as a     or indirectly as
     occupations during the past          became    Director          of
  five years and other Directorships    a Director will expire   July 7, 2000
  ----------------------------------    ---------- ----------- ----------------
  *  John D. Carifa, 55. Chairman and
     Chief Executive Officer of the
     Fund. President, Chief Operating
     Officer and a Director of
     Alliance Capital Management
     Corporation, the general partner                 2003++
     of Alliance, ("ACMC")............     1995    (Class Two)      1,221


**+  David H. Dievler, 70, Director.
     Independent Financial Consultant.
     Formerly Senior Vice President of
     ACMC and Chairman of the Board of                2002
     the Fund.........................     1992    (Class One)      1,000

--------
  * "Interested person", as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund.
 **  Member of the Audit Committee.
  +  Member of the Nominating Committee.
 ++  If elected at the Meeting.

                                                                Number of shares
                                                                  beneficially
  Name, age, positions and offices                               owned directly
      with the Fund, principal         Year first   Year term   or indirectly as
     occupations during the past         became   as a Director        of
 five years and other Directorships    a Director  will expire    July 7, 2000
 ----------------------------------    ---------- ------------- ----------------
**+  William H. Foulk, Jr., Director,
     67. Investment Adviser and
     Independent Consultant. He was
     formerly Senior Manager of
     Barrett Associates, Inc., a
     registered investment adviser,
     and prior thereto, he was
     President of Competrol (BVI)
     Limited and Crescent Diversified
     Diversified Limited (private                     2002
     investments)....................     1992     (Class One)       1,808


**+  Dr. James M. Hester, Director,
     76. President of The Harry Frank
     Guggenheim Foundation. He was
     formerly President of New York
     University and The New York
     Botanical Garden, Rector of the
     United Nations University and a
     Director of Union Carbide                        2001
     Corporation.....................     1992    (Class Three)      1,215


**+  The Hon. James D. Hodgson,
     Director, 84. Director of United
     Television, Inc. (broadcasting).
     He was formerly U.S. Ambassador
     to Japan and U.S. Secretary of                   2002
     Labor...........................     1992     (Class One)       1,000


**+  Andrew B. Kim, Director, 62.
     President of Sit/Kim
     International Investment
     Associates, Inc. since 1989. In
     the United States, he is a
     Director of Airborne Express and
     the Vertical Group (formerly
     Eberstadt Fleming Venture
     Capital). In Asia, he is a
     Director of Dong-A Venture
     Investment, Ilshin Investment,
     Hyundai Dragon Korea Fund,
     Batavia Indonesia Fund; and
     Director of Asia Foods
     (Shanghai), Inter-Asia Capital
     Trust, ACL Asia and the
     Institute of Asian Private                      2003++
     Equity Investment (Hong Kong)...     2000     (Class Two)         0


  *  Kimyong Nam, 39. Director and
     President since May 1999.
     Managing Director of Tong Yang
     Securities (America), Inc. since
     April 1999. Mr. Nam was formerly
     Senior Vice President of Tong
     Yang Securities (America), Inc.
     since May 1997. He was formerly
     Assistant to the Chairman,
     International Affairs of Tong                    2001
     Yang Group since March 1994.....     1999    (Class Three)        0


  *  Hugh-Gil Yum, 49. Director and
     Senior Vice President of the
     Fund since January 1999.
     President and Chief Executive
     Officer of Tong Yang Securities
     (Korea), Inc. since February
     1999. Mr. Yum was formerly
     President and Chief Executive
     Officer of Tong Yang Systemhouse                2003++
     since December 1994.............     1999     (Class Two)         0

--------
  * "Interested person", as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund.
 **  Member of the Audit Committee.
  +  Member of the Nominating Committee.
 ++  If elected at the Meeting.

  Alliance has instituted a policy applicable to all of the investment companies to which Alliance provides investment advisory services
(collectively, the "Alliance Fund Complex") contemplating in the case of the Fund that the Directors of the Fund will each invest at least $10,000 in shares of the Fund.

  During the fiscal year ended April 30, 2000, the Board of Directors met four times, the Audit Committee met three times for the purposes described below in Proposal Two, and the Nominating Committee met twice. Both the Audit Committee and the Nominating Committee are standing committees of the Board. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors and is responsible for determining whether all candidates for election as Directors satisfy the qualifications prescribed by the Fund's Bylaws, which all candidates must meet. The Nominating Committee does not otherwise consider for nomination candidates recommended by stockholders.

  The Fund does not pay any fees to, or reimburse expenses of, any Director during a time in which such Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended April 30, 2000, the aggregate compensation paid to each of the Directors during calendar year 1999 by all of the investment companies in the Alliance Fund Complex and the total number of investment companies and investment portfolios within the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                    Total Number of       Total Number of
                                                                  Investment Companies Investment Portfolios
                                                    Total         in the Alliance Fund    in the Alliance
                              Aggregate       Compensation from    Complex, including      Fund Complex,
                          Compensation from   the Alliance Fund     the Fund, as to     including the Fund,
                         the Fund during the  Complex, including         which            as to which the
                          Fiscal Year ended  the Fund, during the  the Director is a       Director is a
    Name of Director       April 30, 2000     1999 Calendar Year  Director or Trustee   Director or Trustee
    ----------------     ------------------- -------------------- -------------------- ---------------------
John D. Carifa..........       $     0             $      0                50                   103
David H. Dievler........       $11,000             $210,188                45                    87
William H. Foulk, Jr....       $11,000             $246,413                45                    98
Dr. James M. Hester.....       $11,000             $164,138                39                    81
The Hon. James D.
 Hodgson................       $11,000             $ 11,000                 1                     1
Andrew B. Kim...........       $ 3,000             $      0                 1                     1
Kimyong Nam.............       $     0             $      0                 1                     1
Hugh-Gil Yum............       $     0             $      0                 1                     1

  As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  Your Board of Directors unanimously recommends that the stockholders of the Fund vote "FOR" the election of each of the foregoing nominees to serve as a Director of the Fund.

                                 PROPOSAL TWO

                         RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

  The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the Act, at a meeting held on May 16, 2000, selected PricewaterhouseCoopers LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending April 30, 2001. PricewaterhouseCoopers LLP has audited the accounts of the Fund since the Fund's commencement of operations and does not have any direct financial interest or any material indirect financial interest in the Fund. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection.

  A representative of PricewaterhouseCoopers LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors generally meets twice a year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement and review the financial statements of the Fund and the results of their examination thereof.

  Your Board of Directors unanimously recommends that the stockholders of the Fund vote "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund.

                         INFORMATION AS TO THE FUND'S
                    PRINCIPAL OFFICERS, INVESTMENT ADVISER,
                         SUB-ADVISER AND ADMINISTRATOR

  The principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below.

  John D. Carifa, Director, Chairman and Chief Executive Officer (see page 3 for biographical information).

  Kimyong Nam, President (see page 4 for biographical information).

  Hugh-Gil Yum, Senior Vice President (see page 4 for biographical information).

  Robert Heisterberg, 62, Executive Vice President-Investments, is a Senior Vice President of ACMC and its Global Economic and Policy analyst. Mr. Heisterberg has been associated with Alliance since prior to 1995.

  Yung Chul Park, 58, Executive Vice President-Investments, is a Professor of Economics at Korea University. He is also the Director of the Institute of Economic Research at Korea University.

  Edward Baker III, 49, Vice President, is a Senior Vice President and the Chief Investment Officer-Emerging Markets of ACMC, with which he has been associated since May 1995. Prior thereto, he was a Senior Vice President of BARRA since prior to 1995.

  Sun Hee Oh, 39, Vice President, is a Vice President of ACMC with which she has been associated since September 1999. Prior thereto she was a portfolio manager at Nomura Asset Management Co., Ltd. since August 1999, and an investment analyst at Tong Yang Securities Co., Ltd. since September, 1996. Previously, she was a credit analyst with AMZ Banking Corporation since prior to 1995.

  Mamoru Yamaoka, 36, Vice President, is a Senior Vice President of ACMC and Head Trader of the Tokyo Trading Des, with which he has been associated since prior to 1995.

  Thomas J. Bardong, 55, Vice President, is a Senior Vice President of ACMC, with which he has been associated since prior to 1995.

  Edmund P. Bergan, Jr., 50, Secretary, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1995.

  Mark D. Gersten, 49, Treasurer and Chief Financial Officer, is a Senior Vice President of AFS with which he has been associated since prior to 1995.

  Vincent S. Noto, 35, Controller, is an Assistant Vice President of AFS, with which he has been associated since prior to 1995.

  The address of Messrs. Carifa, Heisterberg, Bardong and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Gersten and Noto is c/o Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094. The address of Mr. Nam is c/o Tong Yang Securities (America), Inc., 590 Madison Ave.,
New York, New York 10022. The address of Mr. Yum is c/o Tong Yang Securities (Korea), Inc., TYSC Building, #23-8, Yeoido-Dong, Youngdeungpo-ku, Seoul, Korea 150-707. The address of Mr. Park is c/o Korea University 1, 5-Ka, Anam-dong, Seongbuk, Seoul, Korea 136-701. The address of Ms. Oh is c/o Alliance Capital Management (Singapore) Ltd., 1 Finlayson Green #30-00, Singapore 049246. The address for Mr. Yamaoka is c/o Alliance Capital Asset Management (Japan) Ltd., Alliance Fund Distributors, Inc. Tokyo Branch, Ohtemachi First Square West Tower 12F, 1-5-1 Ohtemachi, Chiyoda-ku, Tokyo, Japan 100-004.

  The Fund's investment adviser and administrator is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-adviser is Orion Asset Management Co., Ltd., with principal offices at 590 Madison Ave., New York, New York 10022.

       STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by March 19, 2001, for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Bylaws. If not received by the Fund by March 19, 2001 and includable in the Fund's proxy statement and form of proxy relating to the next annual meeting of stockholders of the Fund, for a stockholder proposal to be presented at that meeting, in accordance with the Fund's Bylaws the proposal must be delivered by a stockholder of record to the Secretary of the Fund after May 18, 2001 and before the close of business on June 17, 2001.

  The persons named as proxies for the next annual meeting of stockholders will with respect to proxies in effect at that meeting have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by June 17, 2001 (the date specified in the advance notice provision in the Fund's Bylaws). If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. Therefore, the only other matters that may properly come before the meeting in accordance with the Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

  According to the information filed with the Commission, the following person were the beneficial owners of more than 5% of the Fund's outstanding common stock as of the Record Date.

                                                      Percent of Common Stock
     Name and Address of            Amount of       Based on Shares Outstanding
      Beneficial Owner         Beneficial Ownership    as of the Record Date
     -------------------       -------------------- ---------------------------
City of London Investment
 Group PLC, City of London
 Investment Management
 Company Limited and City of
 London Unit Trust Managers
 Limited, 10 Eastcheap,
 London EC3M ILX, England....        764,500                   10.26%


President and Fellows of
 Harvard College, c/o Harvard
 Management Company, Inc. 600
 Atlantic Avenue Boston,
 Massachusetts 02210.........        896,200                   12.03%

                            REPORTS TO STOCKHOLDERS

  The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Carol H. Rappa at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

July 17, 2000
New York, New York

                       The Korean Investment Fund, Inc.



-------------------------------------------------------------------------------

                          [LOGO OF ALLIANCE CAPITAL]
                       Alliance Capital Management L.P.
-------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT
July 17, 2000

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-------------------------------------             1. Election of Directors.
   THE KOREAN INVESTMENT FUND, INC.                  Class Two Directors (term expires 2003):
-------------------------------------                                                                  For All     With-    For All
                                                                                                       Nominees    hold      Except
                                                            John D. Carifa
                                                            Andrew B. Kim                                [ ]        [ ]        [ ]
                                                            Hug-Gil Yum

                                                     NOTE:  If you do not wish your shares  voted "For" any particular Nominee, mark the "For All Except" box and strike a line through the name(s) of the
                                                     Nominee(s).  Your  shares  will be  voted  for the remaining Nominee(s).
   CONTROL NUMBER:
                                                     Your Board of Directors urges you to vote "FOR" the election of all
                                                     Nominees.
                                                                                                         For      Against    Abstain

                                                  2. Ratification of the selection of Pricewaterhouse-   [ ]        [ ]        [ ]
                                                     Coopers LLP as the independent accountants
                                                     for the Corporation for the fiscal year
                                                     ending April 30,200l.

                                                     Your Board of Directors urges you to vote "FOR" Proposal Two.

                                                  3. In the discretion of the Proxy holder(s), to vote and otherwise represent the undersigned upon any other matters that may properly come before the
                                                     Annual Meeting or any postponement or adjournment thereof.


Please be sure to sign and date this Proxy.      Date
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Stockholder sign here      Co-owner sign here        RECORD DATE SHARES:
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


















       [KIFAL - THE KOREAN INVESTMENT FUND, INC.] [FILE NAME: KIFALl.ELX]
                     [VERSION - F(3)] [07/12/00 (06/21/00)]

                        THE KOREAN INVESTMENT FUND, INC.

           PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 15, 2OOO

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of The Korean Investment Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints each of Christina Santiago and Carol H. Rappa, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Corporation to be held at 11:OO a.m. Eastern Time, on September 15, 2000 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed on the reverse side hereof. If no direction is made as regards a particular proposal or other matters, such votes entitled to be cast by the undersigned will be cast "FOR" the election of the nominees referred to in Proposal One as directors, "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for the Corporation (Proposal Two), "FOR" any postponement or adjournment of the Annual Meeting with respect to any proposal described in the proxy statement in the event that sufficient votes in favor of the position on such proposal recommended by the Board of Directors are not timely received, and in the discretion of the Proxy holder(s) on any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please refer to the Proxy Statement for a discussion of each of the Proposals.


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   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
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Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------




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       [KIFAL - THE KOREAN INVESTMENT FUND, INC.] [FILE NAME: KIFAL2.ELX]
                     [VERSION - F(2)] [07/12/O0 (06/21/00)]